                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: April 2, 2003

                          COMMISSION FILE NUMBER 1-9838


                                 NS GROUP, INC.

             (Exact name of registrant as specified in its charter)


                KENTUCKY                                        61-0985936
    (State or other jurisdiction of                          (I.R.S. Employer
    incorporation or organization)                          Identification No.)




                 530 WEST NINTH STREET, NEWPORT, KENTUCKY 41071
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (859) 292-6809



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Item 7.        FINANCIAL STATEMENTS AND EXHIBITS
         (c)   Exhibits

               99.1 NS Group, Inc press release dated April 2, 2003, announcing the early redemption call for $17.0 million of its senior secured notes.

Item 9.        REGULATION FD DISCLOSURE

        On April 2, 2003, NS Group, Inc. issued a news release regarding the early redemption call for $17.0 million of its senior secured notes. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.





                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               NS GROUP, INC.

Date:   April 3, 2003                          By:  /s/ Thomas J. Depenbrock
                                               -----------------------------
                                                Thomas J. Depenbrock
                                                Vice President, Treasurer and
                                                Chief Financial Officer



                                  EXHIBIT INDEX



No.                   Exhibit
---                   -------
99.1                  April 2, 2003 Press Release